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SUPPLEMENT NO. 1 dated June 27, 2001
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TO   PROSPECTUS dated November 1, 2000

FOR  STATE STREET RESEARCH ATHLETES FUND
     A SERIES OF STATE STREET RESEARCH EQUITY TRUST

AVAILABILITY OF SHARES

Currently, fund shares are available only to existing shareholders of the fund and through certain State Street Research prototype retirement plans.

INVESTMENT MANAGEMENT

Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

"Gregory S. Markel has been responsible for the fund's day-to-day portfolio management since June 2001. A vice president, he joined the firm in 1997 as a product analyst. Prior to joining the investment manager, he was a senior fixed income analyst at Fidelity Management & Research. He has worked as an investment professional for 13 years."


                                                                    AT-4069-0601
[STATE STREET RESEARCH LOGO]                     Control Number: (exp1101)SSR-LD